Merck GHI Financing	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Common Stock And Note Purchase Agreement [Abstract]
Merck GHI Financing

Note 4 – 2015 Merck GHI financing

In July 2015, in connection with the Merger, the Company entered into a Purchase Agreement with Merck GHI, pursuant to which Merck GHI purchased 1,136,364 shares of common stock of the Company at $4.40 per share for gross proceeds of $5.0 million. Pursuant to the Purchase Agreement, the Company also issued to Merck GHI a 8% Senior Secured Promissory Note (the “Merck Note”) in the principal amount of $1.0 million with a two-year maturity date from the date of issuance. The Company’s obligations under the Merck Note are secured by a lien on all of the Company’s assets.  Under the Purchase Agreement, Merck GHI has the right to participate in future securities offerings made by the Company.  Also in July 2015, the Company entered into a Registration Rights Agreement with Merck GHI and certain stockholders, which will require the Company to register for resale by such holders in the future, such shares of Company common stock that cannot be sold under an exemption from such registration.

The Company incurred issuance costs of approximately $50,000 related to the financing. Approximately $8,000 of the issuance costs were deferred as debt issuance costs and netted against notes payable in the accompanying condensed consolidated balance sheets as a result of the Company’s adoption of the new accounting guidance in 2016, and are being amortized as interest expense over the life of the Merck Note. The remaining $42,000 of issuance costs were charged to additional paid-in capital.

Note 5 – Merck GHI Financing

On July 14, 2015, as a condition of the Merger, the Company entered into the Purchase Agreement with Merck GHI, pursuant to which Merck GHI purchased 1,136,364 shares of common stock of the Company at $4.40 per share for gross proceeds of $5.0 million. Pursuant to the Purchase Agreement, the Company also issued to Merck GHI a 8% Senior Secured Promissory Note (the “Merck Note”) in the principal amount of $1.0 million with a two-year maturity date from the date of issuance. The Company’s obligations under the Merck Note are secured by a lien on all of the Company’s assets.  Under the Purchase Agreement, Merck GHI has the right to participate in future securities offerings made by the Company.  Also in July 2015, the Company entered into a Registration Rights Agreement with Merck GHI and the AdvanDx stockholders who received shares of the Company’s common stock in the Merger, which will require the Company to register for resale by such holders in the future, such shares of Company common stock that cannot be sold under an exemption from such registration.

The Company incurred issuance costs of approximately $50,000 related to the financing. Approximately $8,000 of the issuance costs were deferred as debt issuance costs and netted against notes payable in the accompanying consolidated balance sheets as a result of the Company’s adoption of the new accounting guidance in 2016 (see Note 3), and are being amortized as interest expense over the life of the Merck Note. The remaining $42,000 of issuance costs were charged to additional paid-in capital.